                                                                      EXHIBIT 99

Chemical Bank, Trustee                                               Determination Date:                               05-Mar-97
Manufactured Housing Contracts                                       Remittance Date:                                  07-Mar-97
Senior/Subordinated Pass-Through Certificates Series 1996B           Period Ended:                                     25-Feb-97


Information for Clauses (a) through (s), Section 7.01
                                                                            Class A-1              Class A-2          Class A-3
 (a)  Class A and Class B Distribution Amounts                             1,246,362.43             165,939.37        120,818.63

 (b)  Formula Principal Distribution Amount
      (a) Scheduled Principal Due                                            341,380.22
      (b) Partial Prepayments Received                                        50,462.30
      (c) Principal Payments in Full (Scheduled Balance)                     723,311.26
      (d) Liquidated Contract Scheduled Balance                                    0.00
      (e) Section 3.05 Purchase Scheduled Balance                                  0.00
      (f)  Previously Undistributed Shortfalls in (a) through (e)                  0.00
                                                                          -------------          -------------      -------------
 Total Principal Distribution                                              1,115,153.78                   0.00               0.00

 (c)  Interest Distribution                                                  131,208.65             165,939.37         120,818.63
      Unpaid Interest Shortfall                                                    0.00                   0.00               0.00
                                                                          -------------          -------------      -------------
 Total Interest Distribution                                                 131,208.65             165,939.37         120,818.63

 (d)  Beginning Class A and Class B Principal Balance                     24,601,621.34          29,610,000.00      20,786,000.00
      Less: Principal Distribution                                         1,115,153.78                   0.00               0.00
                                                                         --------------          -------------      -------------
      Remaining Class A and Class B Principal Balance                     23,486,467.56          29,610,000.00      20,786,000.00

 (e)  Fees Due Servicer
      Monthly Servicing Fee                                                  135,961.06          (h)         Pool Factor
      Section 8.06 Reimbursement Amount                                            0.00           Class A-1            0.73523878
      Section 6.02 Reimbursement Amount                                       24,000.00           Class A-2            1.00000000
      Reimburseable Fees                                                           0.00           Class A-3            1.00000000
                                                                         --------------           Class A-4            1.00000000
 Total Fees Due Servicer                                                     159,961.06           Class A-5            1.00000000
                                                                                                  Class A-6            1.00000000
                                                                                                  Class B-1            1.00000000
                                                                                                  Class B-2            1.00000000


Information for Clauses (a) through (s), Section 7.01
                                                               Class A-4      Class A-5      Class A-6     Class B-1      Class B-2
 (a)  Class A and Class B Distribution Amounts                 76,366.67     108,980.81      72,154.58     53,251.00      42,652.50

 (b)  Formula Principal Distribution Amount
      (a) Scheduled Principal Due
      (b) Partial Prepayments Received
      (c) Principal Payments in Full (Scheduled Balance)
      (d) Liquidated Contract Scheduled Balance
      (e) Section 3.05 Purchase Scheduled Balance
      (f)  Previously Undistributed Shortfalls in (a)
           through (e)
                                                           -------------  -------------  -------------  ------------   ------------
 Total Principal Distribution                                       0.00           0.00           0.00          0.00           0.00

 (c)  Interest Distribution                                    76,366.67     108,980.81      72,154.58     53,251.00      42,652.50
      Unpaid Interest Shortfall                                     0.00           0.00           0.00          0.00           0.00
                                                           -------------  -------------  -------------  ------------   ------------
 Total Interest Distribution                                   76,366.67     108,980.81      72,154.58     53,251.00      42,652.50

 (d)  Beginning Class A and Class B Principal Balance      12,640,000.00  17,379,000.00  11,030,000.00  8,272,000.00   6,204,000.00
      Less: Principal Distribution                                  0.00           0.00           0.00          0.00           0.00
                                                           -------------  -------------  -------------  ------------   ------------
      Remaining Class A and Class B Principal Balance      12,640,000.00  17,379,000.00  11,030,000.00  8,272,000.00   6,204,000.00

 (e)  Fees Due Servicer
      Monthly Servicing Fee                                            Original Balance           Rate
      Section 8.06 Reimbursement Amount                                   31,944,000.00           6.400%
      Section 6.02 Reimbursement Amount                                   29,610,000.00           6.725%
      Reimburseable Fees                                                  20,786,000.00           6.975%
                                                                          12,640,000.00           7.250%
 Total Fees Due Servicer                                                  17,379,000.00           7.525%
                                                                          11,030,000.00           7.850%
                                                                           8,272,000.00           7.725%
                                                                           6,204,000.00           8.250%



                                                               No. of                        Unpaid Principal
 (f)  Delinquency                                              Contracts                       Balance
          31-59 Days Delinquent                                    106                           3,118,781
          60-89 Days Delinquent                                     23                             880,897
           90+ Days Delinquent                                      34                             785,292

 (g)  Section 3.05 Repurchases                                                                        0.00


 (i)  Class R Distribution Amount                                                               338,219.89
      Reposession Profits                                                                             0.00

 (j)  Principal Balance of Contracts in Repossession                                                  0.00

 (k)  Aggregate Net Liquidation Losses                                                                0.00

 (l)  (x) Class B-2 Formula Distribution Amount                                                  42,652.50
      (y) Remaining Amount Available                                                            380,872.39
                                                                                                ----------
      Amount of (x) over (y)                                                                          0.00

 (m)  Class B-2 Liquidation Loss Amount                                                               0.00

 (n)  Guarantee Payment                                                                               0.00

 (o)  Unadvanced Shortfalls                                                                           0.00

 (p)  Number of units repossessed                                                                        0

Chemical Bank, Trustee                                               Determination Date:                               05-Mar-97
Manufactured Housing Contracts                                       Remittance Date:                                  07-Mar-97
Senior/Subordinated Pass-Through Certificates Series 1996B           Period Ended:                                     25-Feb-97



 (q)  Principal Prepayments paid                                                                      773,773.56

 (r)  Scheduled Principal Payments                                                                    341,380.22

 (s)  Weighted Average Interest Rate                                                                      10.99%


                     Computation of Available Distribution Amount


(i)  Certificate Account Balance at Monthly Cutoff-Vanderbilt                                       2,370,494.43
     Certificate Account Balance at Monthly Cutoff-SubServicer                                         98,910.55
(ii) Monthly Advance made                                                                                   0.00
(iii)Section 5.05 Certificate Fund Income-Vanderbilt                                                    8,818.85
(iii)Section 5.05 Certificate Fund Income-SubServicer                                                     503.07
(v) Principal due Holders                                                                                   0.00
Less:
(i) Scheduled Payments of principal and interest
    due subsequent to the Due Period-Vanderbilt                                                        90,788.79
(i) Scheduled Payments of principal and interest
    due subsequent to the Due Period-SubServicer                                                        3,231.17
(ii) Due to the Servicer Pursuant to Section 6.02:
   (i)   Section 3.05 Purchases (Due Seller)                                                                0.00
   (ii)  Reimbursement for taxes from Liquidation Proceeds                                                  0.00
   (iii) Monthly Servicing Fee                                                                        135,961.06
   (iv)  Reimburseable Liquidation Expenses                                                            24,000.00
   (v)   Section 6.04 (c) reimbursement                                                                     0.00
   (vi)  Section 8.06 reimbursement                                                                         0.00
   (vii) Amounts not required to be deposited-SubServicer                                                   0.00

Total Due Servicer                                                                                    159,961.06

Available Distrubution Amount-Vanderbilt                                                            2,128,563.43
Available Distrubution Amount-SubServicer                                                              96,182.45
To Class A and B                                                                                    1,886,525.99

Monthly Excess Cashflow                                                                               338,219.89

Weighted Average Remaining Term (months)                                                                  175.42

      Scheduled Balance Computation


      Prior Month Balance                                                                         130,522,621.34


      Current Balance                                                    129,474,485.73
                      Adv Principal                                           21,687.33
                      Del Principal                                           88,705.50
      Pool Scheduled Balance                                                                      129,407,467.56


      Principal Payments in Full                                             723,311.26
      Partial Prepayments                                                     50,462.30

      Scheduled Principal                                                    341,380.22


      Collateral Balance                                                                          129,474,485.73